SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 19, 2003


                                  PROMOS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            COLORADO                      0-27943               84-1209909
-------------------------------       --------------        --------------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
   of incorporation)                    File Number)         Identification No.)


 12-8 TECHNOLOGY DRIVE
 EAST SETAUKET, NEW YORK                                       11733-4049
---------------------------------------                       ------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (631) 689-3781


                       2121 SOUTH ONEIDA STREET, SUITE 500
                             DENVER, COLORADO 80224
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated December 19, 2003 of Promos, Inc., a Colorado corporation ("Promos"), filed with the Securities and Exchange Commission on December 29, 2003.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As previously reported on the Company's Current Report on Form 8K dated December 19, 2003, on December 19, 2003, Promos replaced Janet Loss, C.P.A., P.C., or JL, as its independent accountant. JL had been previously engaged as the principal accountant to audit Promos' financial statements. The reason for the replacement of JL was that Promos recently acquired all the assets and assumed all the liabilities of OmniCorder Technologies, Inc., in consideration for the issuance of a majority of Promos' outstanding common stock to OmniCorder. The historical business of OmniCorder is now the sole business of Promos, and the current independent accountant of OmniCorder is the firm of Marcum & Kliegman LLP. Promos believes that it is in its best interests to have Marcum & Kliegman continue to work with the OmniCorder business, and Promos therefore retained Marcum & Kliegman as its new independent accountant on December 19, 2003. Marcum & Kliegman is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

         JL's report on Promos' financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was approved by Promos' Board of Directors.

         During Promos' two most recent fiscal years, and the subsequent interim periods, prior to December 19, 2003, there were no disagreements with JL on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JL would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         Promos has provided JL with a copy of this Report and has requested JL to furnish Promos with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. JL's response letter is filed as an exhibit to this Current Report on Form 8K/A.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits.

               16.1    Letter regarding change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PROMOS, INC.


Date:  December 30, 2003                By:/s/ Mark. A. Fauci
                                           -------------------------------------
                                           Mark A. Fauci
                                           President and Chief Executive Officer